                                                                     Exhibit 4.2

        [FORM OF SUBORDINATED DEBT SECURITIES INDENTURE OF THE COMPANY]

================================================================================

                             POGO PRODUCING COMPANY

                                   as Issuer

                                      and



                              THE BANK OF NEW YORK

                                   as Trustee

                             ______________________

                                    Indenture


                        Dated as of ______________, 2001


                             ______________________



                          Subordinated Debt Securities


================================================================================

                             POGO PRODUCING COMPANY

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of _____________

                             ______________________

        SECTION OF
      TRUST INDENTURE                                                                         SECTION(S) OF
        ACT OF 1939                                                                             INDENTURE
      ---------------                                                                         -------------
(sections) 310  (a)(1)                                                                        7.10
                (a)(2)                                                                        7.10
                (a)(3)                                                                        Not Applicable
                (a)(4)                                                                        Not Applicable
                (a)(5)                                                                        7.10
                (b)                                                                           7.08, 7.10
(sections) 311  (a)                                                                           7.11
                (b)                                                                           7.11
                (c)                                                                           Not Applicable
(sections) 312  (a)                                                                           2.07
                (b)                                                                           11.03
                (c)                                                                           11.03
(sections) 313  (a)                                                                           7.06
                (b)                                                                           7.06
                (c)                                                                           7.06
                (d)                                                                           7.06
(sections) 314  (a)                                                                           4.03, 4.04
                (b)                                                                           Not Applicable
                (c)(1)                                                                        11.04
                (c)(2)                                                                        11.04
                (c)(3)                                                                        Not Applicable
                (d)                                                                           Not Applicable
                (e)                                                                           11.05
 (sections) 315  (a)                                                                          7.01(b)
                 (b)                                                                          7.05
                 (c)                                                                          7.01(a)
                 (d)                                                                          7.01(c)
                 (d)(1)                                                                       7.01(c)(1)
                 (d)(2)                                                                       7.01(c)(2)
                 (d)(3)                                                                       7.01(c)(3)
                 (e)                                                                          6.11
 (sections) 316  (a)(1)(A)                                                                    6.05
                 (a)(1)(B)                                                                    6.04
                 (a)(2)                                                                       Not Applicable
                 (a)(last sentence)                                                           2.11
                 (b)                                                                          6.07
 (sections) 317  (a)(1)                                                                       6.08
                 (a)(2)                                                                       6.09
                 (b)                                                                          2.06
 (sections) 318  (a)                                                                          11.01


[FN]

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                          PAGE
                                                                                                          ----

                                                           ARTICLE I
                                           DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01  Definitions                                                                                  1
SECTION 1.02  Other Definitions                                                                            6
SECTION 1.03  Incorporation by Reference of Trust Indenture Act                                            7
SECTION 1.04  Rules of Construction                                                                        7

                                                         ARTICLE II
                                                       THE SECURITIES

SECTION 2.01  Amount Unlimited; Issuable in Series                                                         8
SECTION 2.02  Denominations                                                                               10
SECTION 2.03  Forms Generally                                                                             11
SECTION 2.04  Execution, Authentication, Delivery and Dating                                              11
SECTION 2.05  Registrar and Paying Agent                                                                  13
SECTION 2.06  Paying Agent to Hold Money in Trust                                                         13
SECTION 2.07  Holder Lists                                                                                14
SECTION 2.08  Transfer and Exchange                                                                       14
SECTION 2.09  Replacement Securities                                                                      14
SECTION 2.10  Outstanding Securities                                                                      15
SECTION 2.11  Original Issue Discount, Foreign Currency Denominated and Treasury
              Securities                                                                                  15
SECTION 2.12  Temporary Securities                                                                        16
SECTION 2.13  Cancellation                                                                                16
SECTION 2.14  Payments; Defaulted Interest                                                                16
SECTION 2.15  Persons Deemed Owners                                                                       17
SECTION 2.16  Computation of Interest                                                                     17
SECTION 2.17  Global Securities; Book-Entry Provisions                                                    17

                                                        ARTICLE III
                                                        REDEMPTION

SECTION 3.01  Applicability of Article                                                                    19
SECTION 3.02  Notice to the Trustee                                                                       19
SECTION 3.03  Selection of Securities To Be Redeemed                                                      19
SECTION 3.04  Notice of Redemption                                                                        20
SECTION 3.05  Effect of Notice of Redemption                                                              21
SECTION 3.06  Deposit of Redemption Price                                                                 21
SECTION 3.07  Securities Redeemed or Purchased in Part                                                    21
SECTION 3.08  Purchase of Securities                                                                      22
SECTION 3.09  Mandatory and Optional Sinking Funds                                                        22
SECTION 3.10  Satisfaction of Sinking Fund Payments with Securities                                       22
SECTION 3.11  Redemption of Securities for Sinking Fund                                                   22


                                                     ARTICLE IV
                                                     COVENANTS

SECTION 4.01  Payment of Securities                                                                       23
SECTION 4.02  Maintenance of Office or Agency                                                             23
SECTION 4.03  SEC Reports; Financial Statements                                                           24
SECTION 4.04  Compliance Certificate                                                                      24
SECTION 4.05  Corporate Existence                                                                         25
SECTION 4.06  Waiver of Stay, Extension or Usury Laws                                                     25
SECTION 4.07  Additional Amounts                                                                          25

                                                     ARTICLE V
                                                     SUCCESSORS

SECTION 5.01  Limitations on Mergers and Consolidations                                                   26
SECTION 5.02  Successor Person Substituted                                                                27

                                                     ARTICLE VI
                                               DEFAULTS AND REMEDIES

SECTION 6.01  Events of Default                                                                           27
SECTION 6.02  Acceleration                                                                                29
SECTION 6.03  Other Remedies                                                                              29
SECTION 6.04  Waiver of Existing Defaults                                                                  0
SECTION 6.05  Control by Majority                                                                          0
SECTION 6.06  Limitations on Suits                                                                         0
SECTION 6.07  Rights of Holders to Receive Payment                                                        31
SECTION 6.08  Collection Suit by Trustee                                                                  31
SECTION 6.09  Trustee May File Proofs of Claim                                                            31
SECTION 6.10  Priorities                                                                                  32
SECTION 6.11  Undertaking for Costs                                                                       32

                                                     ARTICLE VII
                                                       TRUSTEE

SECTION 7.01  Duties of Trustee                                                                           33
SECTION 7.02  Rights of Trustee                                                                           34
SECTION 7.03  May Hold Securities                                                                         34
SECTION 7.04  Trustee's Disclaimer                                                                        34
SECTION 7.05  Notice of Defaults                                                                          35
SECTION 7.06  Reports by Trustee to Holders                                                               35
SECTION 7.07  Compensation and Indemnity                                                                  35
SECTION 7.08  Replacement of Trustee                                                                      36
SECTION 7.09  Successor Trustee by Merger, etc.                                                           38
SECTION 7.10  Eligibility; Disqualification                                                               38
SECTION 7.11  Preferential Collection of Claims Against Company                                           38



                                                     ARTICLE VIII
                                              DISCHARGE OF INDENTURE

SECTION 8.01  Termination of Company's Obligations                                                        38
SECTION 8.02  Application of Trust Money                                                                  42
SECTION 8.03  Repayment to Company                                                                        42
SECTION 8.04  Reinstatement                                                                               43

                                                    ARTICLE IX
                                    SUPPLEMENTAL INDENTURES AND AMENDMENTS

SECTION 9.01  Without Consent of Holders                                                                  43
SECTION 9.02  With Consent of Holders                                                                     44
SECTION 9.03  Compliance with Trust Indenture Act                                                         46
SECTION 9.04  Revocation and Effect of Consents                                                           46
SECTION 9.05  Notation on or Exchange of Securities                                                       47
SECTION 9.06  Trustee to Sign Amendments, etc.                                                            47

                                                    ARTICLE X
                                                 SUBORDINATION

SECTION 10.01  Securities Subordinated to Senior Indebtedness                                             47
SECTION 10.02  No Payment on Securities in Certain Circumstances                                          48
SECTION 10.03  Securities Subordinated to Prior Payment of All Senior Indebtedness
               on Dissolution, Liquidation or Reorganization                                              49
SECTION 10.04  Subrogation to Rights of Holders of Senior Indebtedness                                    50
SECTION 10.05  Obligations of the Company Unconditional                                                   51
SECTION 10.06  Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice                    51
SECTION 10.07  Application by Trustee of Amounts Deposited with It                                        51
SECTION 10.08  Subordination Rights Not Impaired by Acts or Omissions of the Company
               or Holders of Senior Indebtedness                                                          52
SECTION 10.09  Trustee to Effectuate Subordination of Securities                                          52
SECTION 10.10  Right of Trustee to Hold Senior Indebtedness                                               53
SECTION 10.11  Article X Not to Prevent Events of Default                                                 53
SECTION 10.12  No Fiduciary Duty of Trustee to Holders of Senior Indebtedness                             53
SECTION 10.13  Article Applicable to Paying Agent                                                         53

                                                    ARTICLE XI
                                                  MISCELLANEOUS

SECTION 11.01  Trust Indenture Act Controls                                                               53
SECTION 11.02 Notices                                                                                     53
SECTION 11.03 Communication by Holders with Other Holders                                                 55
SECTION 11.04 Certificate and Opinion as to Conditions Precedent                                          55
SECTION 11.05 Statements Required in Certificate or Opinion                                               55
SECTION 11.06 Rules by Trustee and Agents                                                                 55
SECTION 11.07 Legal Holidays                                                                              56

SECTION 11.08  No Recourse Against Others                                     56
SECTION 11.09  Governing Law                                                  56
SECTION 11.10  No Adverse Interpretation of Other Agreements                  56
SECTION 11.11  Successors                                                     56
SECTION 11.12  Severability                                                   56
SECTION 11.13  Counterpart Originals                                          56
SECTION 11.14  Table of Contents, Headings, etc.                              57

     INDENTURE dated as of _______________ between Pogo Producing Company, a Delaware corporation (the "Company"), and The Bank of New York, as trustee (the "Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's unsecured subordinated debentures, notes or other evidences of indebtedness (the "Securities") to be issued from time to time in one or more series as provided in this Indenture:

                                   ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01   Definitions.

     "Additional Amounts" means any additional amounts required by the express terms of a Security or by or pursuant to a Board Resolution, under circumstances specified therein or pursuant thereto, to be paid by the Company with respect to certain taxes, assessments or other governmental charges imposed on certain Holders and that are owing to such Holders.

     "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of this definition, beneficial ownership of 10% or more of the voting common equity (on a fully diluted basis) or options or warrants to purchase such equity (but only if exercisable at the date of determination or within 60 days thereof) of a Person shall be deemed to constitute control of such Person. No Person shall be deemed an Affiliate of an oil and gas royalty trust solely by virtue of ownership of units of beneficial interest in such trust.

     "Agent" means any Registrar or Paying Agent.

     "Bankruptcy Law" means Title 11 of the United States Code or any similar federal, state or foreign law for the relief of debtors.

     "Board of Directors" means the Board of Directors of the Company, or any committee of such Board duly authorized, with respect to any particular matter, to act by or on behalf of the Board of Directors of the Company.

     "Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted or consented to by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

     "Business Day" means any day that is not a Legal Holiday.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents in the equity interests (however designated) in such Person, and any rights (other than debt securities convertible into an equity interest), warrants or options exercisable for, exchangeable for or convertible into such an equity interest in such Person.

     "Capitalized Lease Obligation" means any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation; provided, however, that for purposes of any provision contained herein which is required by the TIA, "Company" shall also mean each other obligor (if any) on the Securities of a series.

     "Company Order" and "Company Request" mean, respectively, a written order or request signed in the name of the Company by two Officers of the Company, and delivered to the Trustee.

     "Corporate Trust Administration Office" of the Trustee means the office of the Trustee located at 101 Barclay Street, 21st Floor, New York, New York 10286, and as may be located at such other address as the Trustee may give notice to the Company.

     "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

     "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in global form, the Person specified pursuant to
Section 2.01 hereof as the initial Depositary with respect to the Securities of such series, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and thereafter "Depositary" shall mean or include such successor.

     "Designated Senior Indebtedness," unless otherwise provided with respect to the Securities of a series as contemplated by Section 2.01, means any Senior Indebtedness that (i) in the instrument evidencing the same or the assumption or guarantee thereof (or related documents to which the Company is a party) is expressly designated as "Designated Senior Indebtedness" for purposes of this Indenture and (ii) satisfies such other conditions as may be provided with respect to the Securities of such series; provided that such instruments or documents may place limitations and conditions on the rights of the holders of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness.

     "Disqualified Capital Stock" means, when used with respect to the Securities of any series, (a) except as set forth in (b), with respect to any Person, Capital Stock of such Person that, by its terms or by the terms of any security into which it is convertible, exercisable or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased (including at the option of the holder thereof) by such Person or any Subsidiary of such Person, in whole or in part, on or prior to 91 days after the final Stated Maturity of the Securities of such series, and (b) with respect to any Subsidiary of such Person

(including with respect to any Subsidiary of the Company), any Capital Stock other than any common stock with no preference, privileges, or redemption or repayment provisions.

     "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debt.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

     "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

     "Global Security" means a Security in the form prescribed by Section 2.03 that is issued in global form in the name of the Depositary with respect thereto or its nominee.

     "Government Obligations" means, with respect to a series of Securities, direct obligations of the government that issues the currency in which the Securities of the series are payable for the payment of which the full faith and credit of such government is pledged, or noncallable obligations of a person controlled or supervised by and acting as an agency or instrumentality of such government, the payment of which is unconditionally guaranteed as a full faith and credit obligation by such government.

     "Holder" means a Person in whose name a Security is registered.

     "Indebtedness" of any Person, unless otherwise provided with respect to the Securities of a series as contemplated by Section 2.01, means, without duplication, (i) all indebtedness of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), other than standby letters of credit, performance bonds and other obligations issued by or for the account of such Person in the ordinary course of business, to the extent not drawn or, to the extent drawn, if such drawing is reimbursed not later than the third Business Day following demand for reimbursement, (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred in the ordinary course of business, (v) all Capitalized Lease Obligations of such Person, (vi) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person (provided that if the obligations so secured have not been assumed in full by such Person or are not otherwise such Person's legal liability in full, then such obligations shall be deemed to be in an amount equal to the greater of (a) the lesser of (1) the full amount of such obligations and (2) the fair market value of such assets, as determined in good faith by the Board of Directors of such Person, which determination shall be evidenced by a Board Resolution, and (b) the amount of obligations as have been assumed by such Person or which are otherwise such Person's legal liability), and (vii) all Indebtedness of others (other than endorsements in the ordinary course of business) guaranteed by such Person to the extent of such guarantee.

     "Indenture" means this Indenture as amended or supplemented from time to time, and includes the terms of a particular series of Securities established as contemplated by Section 2.01.

     "interest" means, with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, interest payable after Maturity.

     "Interest Payment Date," when used with respect to any Security, shall have the meaning assigned to such term in the Security as contemplated by Section 2.01.

     "Issue Date" means, with respect to Securities of a series, the date on which the Securities of such series are originally issued under this Indenture.

     "Junior Security" of a Person means, when used with respect to the Securities of any series, any Qualified Capital Stock of such Person or any Indebtedness of such Person that is subordinated in right of payment to the Securities of such series and has no scheduled installment of principal due, by redemption, sinking fund payment or otherwise, on or prior to the Stated Maturity of the Securities of such series.

     "Legal Holiday" means (i) a Saturday, (ii) a Sunday or (iii) a day on which banking institutions in any of The City of New York, New York, Boston, Massachusetts, Houston, Texas or a Place of Payment are authorized or obligated by law, regulation or executive order to remain closed.

     "Maturity" means, with respect to any Security, the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof, or by declaration of acceleration, call for redemption or otherwise.

     "Officer" means the Chairman of the Board, the President, any Vice Chairman of the Board, any Vice President, the chief financial officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of a Person.

     "Officers' Certificate" means a certificate signed by two Officers of a Person.

     "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company or the Trustee.

     "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02.

     "Person" means any individual, corporation, estate, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

     "Place of Payment" means, with respect to the Securities of any series, the place or places where the principal of, premium (if any) on and interest on the Securities of that series are payable as specified in accordance with Section
2.01 subject to the provisions of Section 4.02.

     "principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on the Security.

     "Qualified Capital Stock" means any Capital Stock of the Company that is not Disqualified Capital Stock.

     "Redemption Date" means, with respect to any Security to be redeemed, the date fixed for such redemption pursuant to this Indenture.

     "Redemption Price" means, with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture.

     "Rule 144A Securities" means Securities of a series designated pursuant to
Section 2.01 as entitled to the benefits of Section 4.03(b).

     "SEC" means the Securities and Exchange Commission.

     "Securities" has the meaning stated in the preamble of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Security Custodian" means, with respect to Securities of a series, the Trustee for Securities of such series, as custodian with respect to the Securities of such series issued in global form, or any successor entity thereto.

     "Senior Indebtedness" of the Company, unless otherwise provided with respect to the Securities of a series as contemplated by Section 2.01, means
(i) all Indebtedness of the Company, whether currently outstanding or hereafter issued, unless, by the terms of the instrument creating or evidencing such Indebtedness, it is provided that such Indebtedness is not superior in right of payment to the Securities or to other Indebtedness which is pari passu with or subordinated to the Securities, and (ii) any modifications, refunding, deferrals, renewals or extensions of any such Indebtedness or securities, notes or other evidences of Indebtedness issued in exchange for such Indebtedness; provided that in no event shall "Senior Indebtedness" include (a) Indebtedness of the Company owed or owing to any Subsidiary of the Company or any Officer, director or employee of the Company or any Subsidiary of the Company, (b) Indebtedness to trade creditors or (c) any liability for taxes owed or owing by the Company.

     "Stated Maturity" means, when used with respect to any Security or any installment of principal thereof or interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means, with respect to any Person, a corporation, partnership, limited liability company, association or other business entity a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof. For purposes of the foregoing definition, an arrangement by which a Person who owns an interest in an oil and gas property is subject to a joint operating agreement, processing agreement, net profits interest, overriding royalty interest, farmout agreement, development agreement, area of mutual interest agreement, joint bidding agreement, unitization agreement, pooling arrangement or other similar agreement or arrangement shall not, in and of itself, be considered a Subsidiary.

     "TIA" means the Trust Indenture Act of 1939, as amended
(15 U.S.C.(sections) 77aaa-77bbbb), as in effect on the date hereof.

     "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

     "Trustee" means the Person, not in its individual capacity but solely as Trustee, named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture, and thereafter "Trustee" means each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series means the Trustee with respect to Securities of that series.

     "United States" means the United States of America (including the States and the District of Columbia) and its "possessions," which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     "United States Alien" means any Person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien or foreign fiduciary of an estate or trust, or a foreign partnership.

     "U.S. Government Obligations" means Government Obligations with respect to Securities payable in Dollars.

     "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to vote in the election of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, Capital Stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

SECTION 1.02   Other Definitions.

                                                                        DEFINED
         TERM                                                         IN SECTION
         ----                                                         ----------

"Bankruptcy Custodian"                                                   6.01
"Conversion Event"                                                       6.01
"covenant defeasance"                                                    8.01
"Event of Default"                                                       6.01
"Exchange Rate"                                                          2.11
"Judgment Currency"                                                      6.10
"legal defeasance"                                                       8.01
"mandatory sinking fund payment"                                         3.09
"optional sinking fund payment"                                          3.09
"Paying Agent"                                                           2.05
"Payment Default"                                                       10.02
"Payment Notice"                                                        10.02
"Registrar"                                                              2.05
"Required Currency"                                                      6.10
"Successor"                                                              5.01



SECTION 1.03   Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the SEC.

     "indenture securities" means the Securities.

     "indenture security holder" means a Holder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Trustee.

     "obligor" on the indenture securities means the Company or any other obligor on the Securities.

     All terms used in this Indenture that are defined by the TIA, defined by a TIA reference to another statute or defined by an SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04   Rules of Construction.

     Unless the context otherwise requires:

          (1)  a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3)  "or" is not exclusive;

          (4) words in the singular include the plural, and in the plural include the singular;

          (5)  provisions apply to successive events and transactions; and

          (6) all references in this Agreement to Articles and Sections are references to the corresponding Articles and Sections in and of this Indenture.

                                   ARTICLE II
                                 THE SECURITIES

SECTION 2.01   Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from the Securities all other series);

          (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series);

          (3) whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form, as Global Securities or otherwise, and, if so, whether beneficial owners of interests in any such Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in
     Section 2.17, and the initial Depositary for any Global Security or Securities of such series;

          (4) the manner in which any interest payable on a temporary Global Security on any Interest Payment Date will be paid if other than in the manner provided in Section 2.14;

          (5) the date or dates on which the principal of (and premium, if any, on) the Securities of the series is payable or the method of determination thereof;

          (6) the rate or rates, or the method of determination thereof, at which the Securities of the series shall bear interest, if any, whether and under what circumstances Additional Amounts with respect to such Securities shall be payable, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the record date for the interest payable on any Securities on any Interest Payment Date, or if other than provided herein, the Person to whom any interest on Securities of the series shall be payable;

          (7) the place or places where, subject to the provisions of Section 4.02, the principal, premium (if any), interest and any Additional Amounts with respect to the Securities of the series shall be payable;

          (8) the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option, and the manner in which the Company must exercise any such option, if different from those set forth herein;

          (9) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid in whole or in part pursuant to such obligation;

          (10) if other than denominations of $1,000 and any integral multiple thereof, the denomination in which any Securities of that series shall be issuable;

          (11) if other than Dollars, the currency or currencies (including composite currencies) or the form, including equity securities, other debt securities (including Securities), warrants or any other securities or property of the Company or any other Person, in which payment of the principal, premium (if any), interest and any Additional Amounts with respect to the Securities of the series shall be payable;

          (12) if the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies (including composite currencies) other than that in which the Securities are stated to be payable, the currency or currencies (including composite currencies) in which payment of the principal, premium (if any), interest and any Additional Amounts with respect to Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

          (13) if the amount of payments of principal, premium (if any), interest and any Additional Amounts with respect to the Securities of the series may be determined with reference to any commodities, currencies or indices, values, rates or prices or any other index or formula, the manner in which such amounts shall be determined;

          (14) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
     Section 6.02;

          (15) any additional means of satisfaction and discharge of this Indenture and any additional conditions or limitations to discharge with respect to Securities of the series pursuant to Article VIII or any modifications of or deletions from such conditions or limitations;

          (16) any deletions or modifications of or additions to the Events of Default set forth in Section 6.01 or covenants of the Company set forth in
     Article IV pertaining to the Securities of the series;

          (17) any restrictions or other provisions with respect to the transfer or exchange of Securities of the series, which may amend, supplement, modify or supersede those contained in this Article II;

          (18) if the Securities of the series are to be convertible into or exchangeable for Capital Stock, other debt securities (including Securities), warrants, other equity securities or any other securities or property of the Company or any other Person, at the option of the Company or the Holder or upon the occurrence of any condition or event, the terms and conditions for such conversion or exchange;

          (19) if the Securities of the series are to be entitled to the benefit of Section 4.03(b) (and accordingly constitute Rule 144A Securities); and

          (20) any other terms of the series (which terms shall not be prohibited by the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 2.03) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action together with such Board Resolution shall be set forth in an Officers' Certificate or certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

     The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article X.

SECTION 2.02   Denominations.

     The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 2.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series denominated in Dollars shall be issuable in denominations of $1,000 and any integral multiples thereof.

SECTION 2.03   Forms Generally.

     The Securities of each series shall be in fully registered form and in substantially such form or forms (including temporary or permanent global form) established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto. The Securities may have notations, legends or endorsements required by law, securities exchange rule, automated quotation system rule, the Company's certificate of incorporation, bylaws or other similar governing documents, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). A copy of the Board Resolution establishing the form or forms of Securities of any series shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.04 for the authentication and delivery of such Securities.

     The definitive Securities of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

     The Trustee's certificate of authentication shall be in substantially the following form:

     "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                             as Trustee

                                        By:____________________________________
                                                    Authorized Officer".

SECTION 2.04   Execution, Authentication, Delivery and Dating.

     Two Officers of the Company shall sign the Securities on behalf of the Company by manual or facsimile signature.

     If an Officer of the Company whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

     A Security shall not be entitled to any benefit under this Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of an authorized signatory of the Trustee, which signature shall be conclusive evidence that the Security has been authenticated under this Indenture. Notwithstanding the foregoing, if any Security has been authenticated and delivered hereunder but never issued and sold by the Company, and the Company delivers such Security to the Trustee for cancellation as provided in Section
2.13 together with a written statement (which need not comply with Section 11.05 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     The Trustee shall authenticate and deliver Securities of a series for original issue upon a Company Order for the authentication and delivery of such Securities or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by Company Order. Such order shall specify the amount of the Securities to be authenticated, the date on which the original issue of Securities is to be authenticated, the name or names of the initial Holder or Holders and any other terms of the Securities of such series not otherwise determined. If provided for in such procedures, such Company Order may authorize (1) authentication and delivery of Securities of such series for original issue from time to time, with certain terms (including, without limitation, the Maturity dates or dates, original issue date or dates and interest rate or rates) that differ from Security to Security and (2) may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing.

     If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Section 2.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in addition to the Company Order referred to above and the other documents required by Section 11.04), and (subject to Section 7.01) shall be fully protected in relying upon,

     (a) an Officers' Certificate setting forth the Board Resolution and, if applicable, an appropriate record of any action taken pursuant thereto, as contemplated by the last paragraph of Section 2.01; and

     (b)  an Opinion of Counsel to the effect that:

          (i) if the form of such Securities has been established by or pursuant to Board Resolution, as is permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

          (ii) if the terms of such Securities have been established by or pursuant to Board Resolution, as is permitted by Section 2.01, that such terms have been established in conformity with the provisions of this Indenture; and

          (iii) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws in effect from time to time affecting the rights of creditors generally, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

The Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture would affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner not reasonably acceptable to the Trustee.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

     Each Security shall be dated the date of its authentication.

SECTION 2.05   Registrar and Paying Agent.

     The Company shall maintain an office or agency for each series of Securities where Securities of such series may be presented for registration of transfer or exchange ("Registrar") and an office or agency where Securities of such series may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities of such series and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent.

     The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. The Company may change any Paying Agent or Registrar without notice to any Holder. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

     The Company initially appoints the Trustee as Registrar and Paying Agent.

SECTION 2.06   Paying Agent to Hold Money in Trust.

     With respect to each series of Securities the Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on or any Additional Amounts with respect to Securities of such series and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon payment over to the Trustee and upon accounting for any funds disbursed, the Paying Agent (if other than the Company or a Subsidiary of the Company) shall have no further liability for the money. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders of such series all money held by it as Paying Agent. Each Paying Agent shall otherwise comply with TIA (section) 317(b).

SECTION 2.07   Holder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA (section) 312(a). If the Trustee is not the Registrar with respect to a series of Securities, the Company shall furnish to the Trustee at least five Business Days before each Interest Payment Date with respect to such series of Securities, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of such series, and the Company shall otherwise comply with TIA (section) 312(a).

SECTION 2.08   Transfer and Exchange.

     Except as set forth in Section 2.17 or as may be provided pursuant to
Section 2.01:

     When Securities of any series are presented to the Registrar with the request to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities of the same series of like tenor and of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Securities presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form reasonably satisfactory to the Registrar duly executed by the Holder thereof or by his attorney, duly authorized in writing, on which instruction the Registrar can rely.

     To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's written request and submission of the Securities or Global Securities. No service charge shall be made to a Holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.12, 3.07 or 9.05). The Trustee shall authenticate Securities in accordance with the provisions of Section 2.04. Notwithstanding any other provisions of this Indenture to the contrary, the Company shall not be required to register the transfer or exchange of (a) any Security selected for redemption in whole or in part pursuant to Article III, except the unredeemed portion of any Security being redeemed in part or (b) any Security during the period beginning 15 Business Days before the mailing of notice of any offer to repurchase Securities of the series required pursuant to the terms thereof or of redemption of Securities of a series to be redeemed and ending at the close of business on the date of mailing.

SECTION 2.09   Replacement Securities.

     If any mutilated Security is surrendered to the Trustee, or if the Holder of a Security claims that the Security has been destroyed, lost or stolen and the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of such Security, the

Company shall issue and the Trustee shall authenticate a replacement Security of the same series if the Trustee's requirements are met. If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security. If required by the Trustee or the Company, such Holder must furnish an indemnity bond that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent or any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Company and the Trustee may charge a Holder for their expenses in replacing a Security.

     Every replacement Security is an additional obligation of the Company.

SECTION 2.10   Outstanding Securities.

     The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee hereunder and those described in this Section 2.10 as not outstanding.

     If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

     If the principal amount of any Security is considered paid under Section 4.01, it ceases to be outstanding and interest on it ceases to accrue.

     A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

SECTION 2.11 Original Issue Discount, Foreign Currency Denominated and Treasury Securities.

     In determining whether the Holders of the required principal amount of Securities have concurred in any direction, amendment, supplement, waiver or consent, (a) the principal amount of an Original Issue Discount Security shall be the principal amount thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 6.02, (b) the principal amount of a Security denominated in a foreign currency shall be the Dollar equivalent, as determined by the Company by reference to the noon buying rate in The City of New York for cable transfers for such currency, as such rate is certified for customs purposes by the Federal Reserve Bank of New York (the "Exchange Rate") on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent, as determined by the Company by reference to the Exchange Rate on the date of original issuance of such Security, of the amount determined as provided in (a) above), of such Security and (c) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded, except that, for the purpose of determining whether the Trustee shall be protected in relying upon any such direction, amendment, supplement, waiver or consent, only Securities that the Trustee actually knows are so owned shall be so disregarded.

SECTION 2.12   Temporary Securities.

     Until definitive Securities of any series are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities, but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 2.13   Cancellation.

     The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, payment or redemption or for credit against any sinking fund payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, redemption, replacement or cancellation or for credit against any sinking fund. Unless the Company shall direct in writing that cancelled Securities be returned to it, after written notice to the Company all cancelled Securities held by the Trustee shall be disposed of in accordance with the usual disposal procedures of the Trustee, and the Trustee shall maintain a record of their disposal. The Company may not issue new Securities to replace Securities that have been paid or that have been delivered to the Trustee for cancellation.

SECTION 2.14   Payments; Defaulted Interest.

     Unless otherwise provided as contemplated by Section 2.01 with respect to Securities of any series, the Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are cancelled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal payments. Unless otherwise provided with respect to the Securities of any series, the Company will pay the principal of, premium (if any) on, and interest on and any Additional Amounts with respect to the Securities in Dollars. Such amounts shall be payable at the offices of the Trustee, provided that at the option of the Company, the Company may, however, pay such amounts (1) by wire transfer with respect to Global Securities or (2) by check payable in such money mailed to a Holder's registered address with respect to any Securities.

     If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest on the defaulted interest, in each case at the rate provided in the Securities of such series and in Section 4.01. The Company may pay the defaulted interest to the Persons who are Holders on a subsequent special record date. At least 10 days before any special record date selected by the Company, the Company (or the Trustee, in the name of and at the expense of the Company upon 15 days' prior written notice from the Company setting forth such record date and the interest amount to be paid) shall mail to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.15   Persons Deemed Owners.

     The Company, the Trustee, any Agent and any authenticating agent may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payments of principal of, premium (if any) or interest on, or any Additional Amounts with respect to such Security and for all other purposes. None of the Company, the Trustee, any Agent or any authenticating agent shall be affected by any notice to the contrary.

SECTION 2.16   Computation of Interest.

     Except as otherwise specified as contemplated by Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year comprising twelve 30-day months.

SECTION 2.17   Global Securities; Book-Entry Provisions.

     If Securities of a series are issuable in global form as one or more Global Securities, as contemplated by Section 2.01, then, notwithstanding clause (10) of Section 2.01 and the provisions of Section 2.02, any such Global Security shall represent such of the outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced, or increased, as appropriate to reflect exchanges or redemptions. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of outstanding Securities represented thereby shall be made by the Trustee (i) in such manner and upon instructions given by such Person or Persons as shall be specified in such Security or in a Company Order to be delivered to the Trustee pursuant to Section 2.04 and
(ii) otherwise in accordance with written instructions or such other form of instructions as is customary for the Depositary for such Security from the Depositary or its nominee on behalf of any Person having a beneficial interest in such Global Security. Subject to the provisions of Section 2.04 and, if applicable, Section 2.12, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified in such Security or in the applicable Company Order. With respect to the Securities of any series that are represented by a Global Security, the Company authorizes the execution and delivery by the Trustee of a letter of representations or other similar agreement or instrument in the form customarily provided for by the Depositary appointed with respect to such Global Security. Any Global Security may be deposited with the Depositary or its nominee, or may remain in the custody of the Trustee pursuant to a FAST Balance Certificate Agreement or similar agreement between the Trustee and the Depositary. If a Company Order has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 11.05 and need not be accompanied by an Opinion of Counsel.

     Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, (i) the registered holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Indenture or the Securities and
(ii) nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Security.

     Notwithstanding Section 2.08, and except as otherwise provided pursuant to
Section 2.01: Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary. Securities of any series shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if, and only if, either (1) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Security and a successor Depositary is not appointed by the Company within 90 days of such notice, (2) an Event of Default has occurred with respect to such series and is continuing and the Registrar has received a request from the Depositary to issue Securities of such series in lieu of all or a portion of the Global Security
(in which case the Company shall deliver Securities within 30 days of such request) or (3) the Company determines not to have the Securities of such series represented by a Global Security.

     In connection with any transfer of a portion of the beneficial interest in a Global Security to beneficial owners pursuant to this Section 2.17, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee upon receipt of a Company Order for the authentication and delivery of Securities of that series shall authenticate and deliver, one or more Securities of the same series of like tenor and amount.

     In connection with the transfer of all of the beneficial interest in a Global Security of any series to beneficial owners pursuant to this
Section 2.17, the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Security, an equal aggregate principal amount of Securities of that series of authorized denominations.

     Neither the Company nor the Trustee will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, Securities of any series by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to such Securities. Neither the Company nor the Trustee shall be liable for any delay by the related Global Security Holder or the Depositary in identifying the beneficial owners, and each such Person may conclusively rely on, and shall be protected in relying on, instructions from such Global Security Holder or the Depositary for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Securities to be issued).

     The provisions of the last sentence of the third paragraph of Section 2.04 shall apply to any Global Security if such Global Security was never issued and sold by the Company and the Company delivers to the Trustee the Global Security together with written instructions (which need not comply with Section 11.05 and need not be accompanied by an Opinion of Counsel) with regard to the cancellation or reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of the third paragraph of Section 2.04.

     Notwithstanding the provisions of Sections 2.03 and 2.14, unless otherwise specified as contemplated by Section 2.01 with respect to Securities of any series, payment of principal of, premium (if any) and interest on and any Additional Amounts with respect to any Global Security shall be made to the Person or Persons specified therein.

                                  ARTICLE III
                                   REDEMPTION

SECTION 3.01   Applicability of Article.

     Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.01 for Securities of any series) in accordance with this Article III.

SECTION 3.02   Notice to the Trustee.

     If the Company elects to redeem Securities of any series pursuant to this Indenture, it shall notify the Trustee of the Redemption Date and principal amount of Securities of such series to be redeemed. The Company shall so notify the Trustee at least 45 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee) by delivering to the Trustee an Officers' Certificate stating that such redemption will comply with the provisions of this Indenture and of the Securities of such series. Any such notice may be cancelled at any time prior to the mailing of such notice of such redemption to any Holder and shall thereupon be void and of no effect.

SECTION 3.03   Selection of Securities To Be Redeemed.

     If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the outstanding Securities of such series not previously called for redemption, pro rata, by lot or by such other method as the Trustee shall deem fair and appropriate; such redemptions may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series or of the principal amount of global Securities of such series.

     The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any of the Securities redeemed or to be redeemed only in part, to the portion of the principal amount thereof which has been or is to be redeemed.

SECTION 3.04   Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder appearing in the register of Securities maintained by the Registrar.

     All notices of redemption shall identify the Securities to be redeemed and shall state:

          (1)  the Redemption Date;

          (2)  the Redemption Price;

          (3) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Securities redeemed;

          (4) if any Security is to be redeemed in part, the portion of the principal amount thereof to be redeemed and that on and after the Redemption Date, upon surrender for cancellation of such Security to the Paying Agent, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued without charge to the Holder;

          (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price and the name and address of the Paying Agent;

          (6) that the redemption is for a sinking or analogous fund, if such is the case; and

          (7)  the CUSIP number, if any, relating to such Securities.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

     If at the time notice of redemption shall be given, the Company shall not have deposited with a Paying Agent and/or irrevocably directed the Trustee or a Paying Agent to apply from money held by it available to be used for the redemption of Securities that are to be redeemed, an amount in cash sufficient to redeem all of the Securities called for redemption, including accrued interest to the Redemption Date, such notice shall state that it is subject to the receipt of the redemption notice by the Trustee or a Paying Agent on or before the Redemption Date and such notice shall be of no effect unless monies are received before such Redemption Date.

SECTION 3.05   Effect of Notice of Redemption.

     Once notice of redemption is mailed subject to the last paragraph of
Section 3.04, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Paying Agent, such Securities called for redemption shall be paid at the Redemption Price, but interest installments whose maturity is on or prior to such Redemption Date will be payable on the relevant Interest Payment Dates to the Holders of record at the close of business on the relevant record dates specified pursuant to
Section 2.01.

SECTION 3.06   Deposit of Redemption Price.

     On or prior to 11:00 A.M., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 2.06) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on and any Additional Amounts with respect to, the Securities or portions thereof which are to be redeemed on that date, other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

     If the Company complies with the preceding paragraph, then, unless the Company defaults in the payment of such Redemption Price, interest on the Securities to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Securities are presented for payment, and the Holders of such Securities shall have no further rights with respect to such Securities except for the right to receive the Redemption Price upon surrender of such Securities. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal, premium, if any, any Additional Amounts, and, to the extent lawful, accrued interest thereon shall, until paid, bear interest from the Redemption Date at the rate specified pursuant to Section 2.01 or provided in the Securities or, in the case of Original Issue Discount Securities, such Securities' initial yield to maturity.

SECTION 3.07   Securities Redeemed or Purchased in Part.

     Upon surrender to the Paying Agent of a Security of any series to be redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities, of the same series and of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed.

SECTION 3.08   Purchase of Securities.

     Unless otherwise specified as contemplated by Section 2.01, the Company and any Affiliate of the Company may at any time purchase or otherwise acquire Securities in the open market or by private agreement. Such acquisition shall not operate as or be deemed for any purpose to be a redemption of the indebtedness represented by such Securities. Any Securities purchased or acquired by the Company may be delivered to the Trustee and, upon such delivery, the indebtedness represented thereby shall be deemed to be satisfied. Section
2.13 shall apply to all Securities so delivered.

SECTION 3.09   Mandatory and Optional Sinking Funds.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." Unless otherwise provided by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.10. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and by this Article III.

SECTION 3.10   Satisfaction of Sinking Fund Payments with Securities.

     The Company may deliver outstanding Securities of a series (other than any previously called for redemption) and may apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such series of Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 3.11   Redemption of Securities for Sinking Fund.

     Not less than 45 days prior (unless a shorter period shall be satisfactory to the Trustee) to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee a Company Order specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivery of or by crediting Securities of that series pursuant to Section 3.10 and will also deliver to the Trustee any Securities to be so delivered. Failure of the Company to timely deliver such Company Order and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute the election of the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and
(ii) that the

Company will make no optional sinking fund payment with respect to such series as provided in this Section.

     If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $100,000 (or the Dollar equivalent thereof based on the applicable Exchange Rate on the date of original issue of the applicable Securities) or a lesser sum if the Company shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $100,000 (or the Dollar equivalent thereof as aforesaid) or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $100,000 (or the Dollar equivalent thereof as aforesaid) is available. Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.05, 3.06 and 3.07.

                                   ARTICLE IV
                                   COVENANTS

SECTION 4.01   Payment of Securities.

     The Company shall pay the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of each series on the dates and in the manner provided in the Securities of such series and in this Indenture. Principal, premium, interest and any Additional Amounts shall be considered paid on the date due if the Paying Agent, other than the Company or a Subsidiary of the Company, holds on that date money deposited by the Company designated for and sufficient to pay all principal, premium, interest and any Additional Amounts then due.

     The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium (if any), at a rate equal to the then applicable interest rate on the Securities of that series to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and any Additional Amount (without regard to any applicable grace period on Securities of any series) at the same rate to the extent lawful.

SECTION 4.02   Maintenance of Office or Agency.

     The Company will maintain in each Place of Payment for any series of Securities an office or agency (which may be an office of the Trustee, the Registrar or the Paying Agent) where Securities of that series may be presented for registration of transfer or exchange, where Securities of that series may be presented for payment and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. Unless otherwise designated by the Company by written notice to the Trustee, such office or agency shall be the office of the Trustee in The City of New York, which on the date hereof, is located at 101 Barclay Street, 21st Floor, New York, New York 10286. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Administration Office of the Trustee.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 4.03   SEC Reports; Financial Statements.

     (a) The Company shall file with the Trustee, within 15 days after it files the same with the SEC, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company shall also comply with the provisions of TIA (section) 314(a).

     (b) If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company shall furnish to all Holders of Rule 144A Securities and prospective purchasers of Rule 144A Securities designated by the Holders of Rule 144A Securities, promptly upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) promulgated under the Securities Act of 1933, as amended.

SECTION 4.04   Compliance Certificate.

     (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a statement signed by two Officers of the Company, which need not constitute an Officers' Certificate, complying with TIA (section) 314(a)(4) and stating that a review of the activities of the Company during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such statement, that to the best of his knowledge the Company is not in Default in the performance or observance of any of the terms, provisions and conditions hereof or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on any outstanding Securities are prohibited or if such event has occurred, a description of the event.

     (b) The Company shall, so long as Securities of any series are outstanding, deliver to the Trustee, forthwith upon any Officer of the Company becoming aware of any Default or Event of Default under this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

SECTION 4.05   Corporate Existence.

     Subject to Article V hereof or except as expressly permitted otherwise under this Indenture, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership and other existence of each of its Subsidiaries and all rights (charter and statutory) and franchises of the Company and its Subsidiaries, provided that the Company shall not be required to preserve any such existence of its Subsidiaries, right or franchise, if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 4.06   Waiver of Stay, Extension or Usury Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of (premium, if any, on) or interest on the Securities of any series as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.07   Additional Amounts.

     If the Securities of a series expressly provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of such series Additional Amounts as expressly provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received from the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section 4.07 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section 4.07 and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     Unless otherwise provided pursuant to Section 2.01 with respect to Securities of any series: If the Securities of a series provide for the payment of Additional Amounts, at least

10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Company will pay to such Paying Agent the Additional Amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for and to hold them harmless against any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 4.07.

                                   ARTICLE V
                                   SUCCESSORS

SECTION 5.01   Limitations on Mergers and Consolidations.

     The Company shall not, in any single transaction or series of transactions, consolidate with or merge into any Person, or sell, lease, convey, transfer or otherwise dispose of all or substantially all of its assets to any Person, unless:

          (1) either (a) the Company shall be the continuing corporation or (b) the Person (if other than the Company) formed by such consolidation or into which the Company is merged, or to which such sale, lease, conveyance, transfer or other disposition shall be made (collectively, the "Successor"), is organized and validly existing under the laws of the United States, any political subdivision thereof or any State thereof or the District of Columbia, and expressly assumes by supplemental indenture the due and punctual payment of the principal of (and premium, if any) and interest on and Additional Amounts with respect to all the Securities and the performance of the Company's covenants and obligations under this Indenture and the Securities;

          (2) immediately after giving effect to such transaction or series of transactions, no Default or Event of Default shall have occurred and be continuing; and

          (3) the Company delivers to the Trustee (a) an Officers' Certificate in form and substance reasonably acceptable to the Trustee, stating that such consolidation, merger, conveyance, transfer, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Indenture and that all conditions precedent herein relating to such transaction or transactions have been satisfied and (b) an Opinion of Counsel stating that the requirements of Section 5.01(1) hereof have been complied with.

SECTION 5.02   Successor Person Substituted.

     Upon any consolidation or merger of the Company or any sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01, the Successor formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance, transfer or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture and each series of Securities with the same effect as if such Successor had been named as the Company herein and the predecessor Company, in the case of a sale, conveyance, transfer or other disposition, shall be released from all obligations under this Indenture and the Securities.

                                   ARTICLE VI
                             DEFAULTS AND REMEDIES

SECTION 6.01   Events of Default.

     Unless either inapplicable to a particular series or specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing such series of Securities or in the form of Security for such series, an "Event of Default," wherever used herein with respect to Securities of any series, occurs if:

          (1) the Company defaults in the payment of interest on or any Additional Amounts with respect to any Security of that series when the same becomes due and payable and such default continues for a period of 90 days;

          (2) the Company defaults in the payment of (A) the principal of any Security of that series at its Maturity or (B) premium (if any) on any Security of that series when the same becomes due and payable;

          (3) the Company defaults in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, and such default continues for a period of 90 days;

          (4) the Company fails to comply with any of its other covenants or agreements in, or provisions of, the Securities of such series or this Indenture (other than an agreement, covenant or provision that has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than that series) which shall not have been remedied within the specified period after written notice, as specified in the last paragraph of this Section 6.01;

          (5)  the Company pursuant to or within the meaning of any Bankruptcy
     Law:

               (A)  commences a voluntary case,

               (B) consents to the entry of an order for relief against it in an involuntary case,

               (C) consents to the appointment of a Bankruptcy Custodian of it or for all or substantially all of its property, or

               (D)  makes a general assignment for the benefit of its creditors;

          (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that remains unstayed and in effect for 90 days and that:

               (A) is for relief against the Company as debtor in an involuntary case,

               (B) appoints a Bankruptcy Custodian of the Company or a Bankruptcy Custodian for all or substantially all of the property of the Company, or

               (C)  orders the liquidation of the Company; or

          (7) any other Event of Default provided with respect to Securities of that series occurs.

     The term "Bankruptcy Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     The Trustee shall not be deemed to know or have notice of a Default unless a Trust Officer at the Corporate Trust Administration Office of the Trustee receives written notice at the Corporate Trust Administration Office of the Trustee of such Default with specific reference to such Default.

     When a Default is cured, it ceases.

     Notwithstanding the foregoing provisions of this Section 6.01, if the principal of, premium or interest on or Additional Amounts with respect to any Security is payable in a currency or currencies (including a composite currency) other than Dollars and such currency or currencies are not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company (a "Conversion Event"), the Company will be entitled to satisfy its obligations to Holders of the Securities by making such payment in Dollars in an amount equal to the Dollar equivalent of the amount payable in such other currency, as determined by the Company by reference to the Exchange Rate on the date of such payment, or, if such rate is not then available, on the basis of the most recently available Exchange Rate. Notwithstanding the foregoing provisions of this Section 6.01, any payment made under such circumstances in Dollars where the required payment is in a currency other than Dollars will not constitute an Event of Default under this Indenture.

     Promptly after the occurrence of a Conversion Event with respect to Securities of any series, the Company shall give written notice thereof to the Trustee; and the Trustee, promptly after receipt of such notice, shall give notice thereof in the manner provided in Section 11.02 to the Holders of such series. Promptly after the making of any payment in Dollars as a result of a Conversion Event with respect to Securities of any series, the Company shall give notice in the manner provided in Section 11.02 to the Holders of such series, setting forth the applicable Exchange Rate and describing the calculation of such payments.

     A Default under clause (4) or (7) of this Section 6.01 is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Default (or, in the case of a Default under clause (4) of this Section 6.01, if outstanding Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Securities so affected) notify the Company and the Trustee, of the Default, and the Company fails to cure the Default within 90 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

SECTION 6.02   Acceleration.

     If an Event of Default with respect to any Securities of any series at the time outstanding (other than an Event of Default specified in clause (5) or (6) of Section 6.01) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such default (or, in the case of an Event of Default described in clause (4) of Section 6.01, if outstanding Securities of other series are affected by such Default, then at least 25% in principal amount of all of the then outstanding Securities so affected) by notice to the Company and the Trustee, may declare the principal of (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and accrued and unpaid interest on all then outstanding Securities of such series or of all series, as the case may be, to be due and payable. Upon any such declaration the amounts due and payable on the Securities shall be due and payable immediately. If an Event of Default specified in clause (5) or (6) of Section 6.01 hereof occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities of the series affected by such default or all series, as the case may be, by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Securities) if the rescission would not conflict with any judgment or decree and if all existing Events of Default with respect to Securities of that series (or of all series, as the case may be) have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration.

SECTION 6.03   Other Remedies.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, or premium, if any, or interest on the Securities of that series or to enforce the performance of any provision of the Securities of that series or this Indenture.

     The Trustee may maintain a proceeding with respect to Securities of any series even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.



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

SECTION 6.04   Waiver of Existing Defaults.

     Subject to Sections 6.07 and 9.02, the Holders of a majority in principal amount of the then outstanding Securities of any series or of all series (acting as one class) by notice to the Trustee may waive an existing or past Default or Event of Default with respect to such series or all series, as the case may be, and its consequences (including waivers obtained in connection with a tender offer or exchange offer for Securities of such series or all series or a solicitation of consents in respect of Securities of such series or all series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of such series or all series (but the terms of such offer or solicitation may vary from series to series)), except (1) a continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on or any Additional Amounts with respect to any Security of such series or (2) a continued Default in respect of a provision that under
Section 9.02 cannot be amended or supplemented without the consent of the Holder of each outstanding Security of such series affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.05   Control by Majority.

     With respect to Securities of any series, the Holders of a majority in principal amount of the then outstanding Securities of such series may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it relating to or arising under an Event of Default described in clause (1), (2),
(3) or (7) of Section 6.01, and with respect to all Securities, the Holders of a majority in principal amount of all the then outstanding Securities affected may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it not relating to or arising under such an Event of Default. However, the Trustee may refuse to follow any direction that conflicts with applicable law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion from Holders directing the Trustee against all losses and expenses caused by taking or not taking such action.

SECTION 6.06   Limitations on Suits.

     Subject to Section 6.07 hereof, a Holder of a Security of any series may pursue a remedy with respect to this Indenture or the Securities of such series only if:

          (1) the Holder gives to the Trustee written notice of a continuing Event of Default with respect to such series;

          (2) the Holders of at least 25% in principal amount of the then outstanding Securities of such series make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (5) during such 60-day period the Holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.

     A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 6.07   Rights of Holders to Receive Payment.

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of and premium, if any, and interest on and any Additional Amounts with respect to the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

SECTION 6.08   Collection Suit by Trustee.

     If an Event of Default specified in clause (1), (2) or (3) of Section 6.01 hereof occurs and is continuing with respect to Securities of any series, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the amount of principal, premium (if any), and interest on and any Additional Amounts remaining unpaid on the Securities of the series affected by the Event of Default, and interest on overdue principal and premium, if any, and, to the extent lawful, interest on overdue interest, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09   Trustee May File Proofs of Claim.

     The Trustee is authorized to file such proofs of claim and other papers or documents and to take such actions, including participating as a member, voting or otherwise, of any committee of creditors, as may be necessary or advisable to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company or its creditors or properties and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any Bankruptcy Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07. To the extent that the
payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Securities may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10   Priorities.

     If the Trustee collects any money pursuant to this Article VI, subject to
Article X, it shall pay out the money in the following order:

     First:  to the Trustee for amounts due under Section 7.07;

     Second: to Holders for amounts due and unpaid on the Securities in respect of which or for the benefit of which such money has been collected, for principal, premium (if any), interest and any Additional Amounts ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium (if any), interest and any Additional Amounts, respectively; and

     Third:  to the Company.

     The Trustee, upon prior written notice to the Company, may fix record dates and payment dates for any payment to Holders pursuant to this Article VI.

     To the fullest extent allowed under applicable law, if for the purpose of obtaining a judgment against the Company in any court it is necessary to convert the sum due in respect of the principal of, premium (if any) or interest on or Additional Amounts with respect to the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Business Day next preceding that on which final judgment is given. Neither the Company nor the Trustee shall be liable for any shortfall nor shall it benefit from any windfall in payments to Holders of Securities under this Section 6.10 caused by a change in exchange rates between the time the amount of a judgment against it is calculated as above and the time the Trustee converts the Judgment Currency into the Required Currency to make payments under this Section to Holders of Securities, but payment of such judgment shall discharge all amounts owed by the Company on the claim or claims underlying such judgment.

SECTION 6.11   Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by a Holder or Holders of more than 10% in principal amount of the then outstanding Securities of any series.

                                  ARTICLE VII
                                    TRUSTEE

SECTION 7.01   Duties of Trustee.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in such exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (b) Except during the continuance of an Event of Default with respect to the Securities of any series:

          (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine such certificates and opinions to determine whether, on their face, they appear to conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (1)  this paragraph does not limit the effect of Section 7.01(b);

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

     (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section 7.01.


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
     (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law. All money received by the Trustee with respect to Securities of any series shall, until applied as herein provided, be held in trust for the payment of the principal of, premium (if any) and interest on and Additional Amounts with respect to the Securities of that series.

SECTION 7.02   Rights of Trustee.

     (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require instruction, an Officers' Certificate or an Opinion of Counsel or both to be provided. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such instruction, Officers' Certificate or Opinion of Counsel. The Trustee may consult at the Company's expense with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

     (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

SECTION 7.03   May Hold Securities.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights and duties. However, the Trustee is subject to Sections 7.10 and 7.11.

SECTION 7.04   Trustee's Disclaimer.

     The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision hereof, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement or recital herein or any statement in the Securities other than its certificate of authentication.

SECTION 7.05   Notice of Defaults.

     If a Default or Event of Default with respect to the Securities of any series occurs and is continuing and it is known to the Trustee, the Trustee shall mail to Holders of Securities of such series a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium (if any) and interest on and Additional Amounts or any sinking fund installment with respect to the Securities of such series, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders of Securities of such series.

SECTION 7.06   Reports by Trustee to Holders.

     Within 60 days after each May 15 of each year after the execution of this Indenture, the Trustee shall mail to Holders of a series and the Company a brief report dated as of such reporting date that complies with TIA (section) 313(a); provided, however, that if no event described in TIA (section) 313(a) has occurred within the twelve months preceding the reporting date with respect to a series, no report need be transmitted to Holders of such series. The Trustee also shall comply with TIA (section) 313(b). The Trustee shall also transmit by mail all reports if and as required by TIA (sections) 313(c) and 313(d).

     A copy of each Trustee's report at the time of its mailing to Holders of a series of Securities shall be filed by the Company with the SEC and each securities exchange, if any, on which the Securities of such series are listed. The Company shall notify the Trustee if and when any series of Securities is listed on any stock exchange.

SECTION 7.07   Compensation and Indemnity.

     The Company agrees to pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company agrees to reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

     The Company hereby indemnifies the Trustee against any loss, liability or expense incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

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
     The Company shall not be obligated to reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

     To secure the payment obligations of the Company in this Section 7.07, the Trustee shall have, and the Company hereby grants, a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of, premium (if any) and interest on and any Additional Amounts with respect to Securities of series. Such lien and the indemnity obligation under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(5) or (6) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 7.08   Replacement of Trustee.

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

     The Trustee may resign and be discharged at any time with respect to the Securities of one or more series by so notifying the Company in writing. The Holders of a majority in principal amount of the then outstanding Securities of any series may remove the Trustee with respect to the Securities of such series by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

          (1)  the Trustee fails to comply with Section 7.10;

          (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

          (3) a Bankruptcy Custodian or public officer takes charge of the Trustee or its property; or

          (4)  the Trustee otherwise becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Securities of one or more series, the Company shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). Within one year after the successor Trustee with respect to the Securities of any series takes office, the Holders of a majority in principal amount of the Securities of such series may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     If a successor Trustee with respect to the Securities of any series does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the

Company or the Holders of at least 10% in principal amount of the then outstanding Securities of such series may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     If the Trustee with respect to the Securities of a series fails to comply with Section 7.10, any Holder of Securities of such series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the Securities of such series.

     In case of the appointment of a successor Trustee with respect to all Securities, each such successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

     In case of the appointment of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more (but not all) series shall execute and deliver an indenture supplemental hereto in which each successor Trustee shall accept such appointment and that (1) shall confer to each successor Trustee all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall confirm that all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee. Nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, and each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. Upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee shall have all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. On request of the Company or any successor Trustee, such retiring Trustee shall transfer to such successor Trustee all property held by such retiring Trustee as Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     Notwithstanding replacement of the Trustee or Trustees pursuant to this
Section 7.08, the obligations of the Company under Section 7.07 shall continue for the benefit of the retiring Trustee or Trustees.

SECTION 7.09   Successor Trustee by Merger, etc.

     Subject to Section 7.10, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided, however, that in the case of a transfer of all or substantially all of its corporate trust business to another corporation, the transferee corporation expressly assumes all of the Trustee's liabilities hereunder.

     In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 7.10   Eligibility; Disqualification.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia and authorized under such laws to exercise corporate trust power, shall be subject to supervision or examination by Federal or State (or the District of Columbia) authority and shall have, or be a Subsidiary of a bank or bank holding company having, a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

     The Indenture shall always have a Trustee who satisfies the requirements of TIA (sections) 310(a)(1), 310(a)(2) and 310(a)(5). The Trustee is subject to and shall comply with the provisions of TIA (section) 310(b) during the period of time required by this Indenture. Nothing in this Indenture shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA (section) 310(b).

SECTION 7.11   Preferential Collection of Claims Against Company.

     The Trustee is subject to and shall comply with the provisions of TIA (section) 311(a), excluding any creditor relationship listed in TIA (section) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (section) 311(a) to the extent indicated therein.

                                  ARTICLE VIII
                             DISCHARGE OF INDENTURE

SECTION 8.01   Termination of Company's Obligations.

     (a) Except as otherwise specified, as contemplated by Section 2.01, this Indenture shall cease to be of further effect with respect to the Securities of a series (except that the Company's obligations under Section 7.07, the Trustee's and Paying Agent's obligations under Section 8.03 and the rights, powers, protections and privileges accorded the Trustee under Article VII shall survive), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging the satisfaction and discharge of this Indenture with respect to the Securities of such series, when:

          (1)  either

               (A) all outstanding Securities of such series theretofore authenticated and issued (other than destroyed, lost or stolen Securities that have been replaced or paid) have been delivered to the Trustee for cancellation; or

               (B) all outstanding Securities of such series not theretofore delivered to the Trustee for cancellation:

                    (i)     have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and, in the case of clause (i), (ii) or (iii) above, the Company has irrevocably deposited or caused to be deposited with the Trustee as funds (immediately available to the Holders in the case of clause (i)) in trust for such purpose
(x) cash in an amount, or (y) U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash in an amount or (z) a combination thereof, which will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on the Securities of such series for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or for principal, premium, if any, and interest to the Stated Maturity or Redemption Date, as the case may be; or

               (C) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 2.01, to be applicable to the Securities of such series;

                    (2) the Company has paid or caused to be paid all other sums payable by it hereunder with respect to the Securities of such series; and

                    (3) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with, together with an Opinion of Counsel to the same effect.

     (b) Unless this Section 8.01(b) is specified as not being applicable to Securities of a series as contemplated by Section 2.01, the Company may terminate certain of its obligations under this Indenture ("covenant defeasance") with respect to the Securities of a series if:

          (1) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders of Securities of such series, (i) money in the currency in which payment of the Securities of such series is to be made in an amount, or (ii) Government Obligations with respect to such series, maturing as to principal and interest at such times and in such amounts as will insure the availability of money in the currency in which payment of the Securities of such series is to be made in an amount or (iii) a combination thereof, that is sufficient, in the opinion (in the case of (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay, without consideration of the reinvestment of any such amounts and after payment of all taxes or other charges or assessments in respect thereof payable by the Trustee, the principal of and premium (if any) and any interest on all Securities of such series on each date that such principal, premium (if any) or interest is due and payable and (at the Stated Maturity thereof or upon redemption as provided in Section 8.01(e)) to pay all other sums payable by it hereunder; provided that the Trustee shall have been irrevocably instructed to apply such money and/or the proceeds of such U.S. Government Obligations to the payment of said principal, premium (if any) and interest with respect to the Securities of such series as the same shall become due;

          (2) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with and an Opinion of Counsel to the same effect;

          (3) no Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

          (4) the Company shall have delivered to the Trustee an Opinion of Counsel from a nationally recognized counsel acceptable to the Trustee or a tax ruling to the effect that the Holders of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 8.01(b) and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised;

          (5) the Company has complied with any additional conditions specified pursuant to Section 2.01 to be applicable to the discharge of Securities of such series pursuant to this Section 8.01; and

          (6) such deposit and discharge shall not cause the Trustee to have a conflicting interest as defined in TIA (section) 310(b).

     In such event, this Indenture shall cease to be of further effect (except as set forth in this paragraph), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging satisfaction and discharge under this Indenture. However, the Company's obligations in Sections 2.05, 2.06, 2.07, 2.08, 2.09, 4.01, 4.02, 5.01, 7.07, 7.08 and 8.04, the Trustee's and Paying
Agent's obligations in Section 8.03 and the rights, powers, protections and privileges accorded the Trustee under Article VII shall survive until all Securities of such series are no longer outstanding. Thereafter, only the Company's obligations in Section 7.07 and the Trustee's and Paying Agent's obligations in Section 8.03 shall survive with respect to Securities of such series.

     After such irrevocable deposit made pursuant to this Section 8.01(b) and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture with respect to the Securities of such series except for those surviving obligations specified above.

     In order to have money available on a payment date to pay principal of or premium (if any) or interest on the Securities, the Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. Government Obligations shall not be callable at the issuer's option.

     (c) If the Company has previously complied or is concurrently complying with Section 8.01(b) (other than any additional conditions specified pursuant to Section 2.01 that are expressly applicable only to covenant defeasance) with respect to Securities of a series, then, unless this Section 8.01(c) is specified as not being applicable to Securities of such series as contemplated by Section 2.01, the Company may elect to be discharged ("legal defeasance") from its obligations to make payments with respect to Securities of such series, if:

          (1)  no Default or Event of Default under clauses (5) and (6) of
     Section 6.01 hereof shall have occurred at any time during the period ending on the 91st day after the date of deposit contemplated by Section 8.01(b) (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

          (2) unless otherwise specified with respect to Securities of such series as contemplated by Section 2.01, the Company has delivered to the Trustee an Opinion of Counsel from a nationally recognized counsel acceptable to the Trustee to the effect referred to in Section 8.01(b)(4) with respect to such legal defeasance, which opinion is based on (i) a private ruling of the Internal Revenue Service addressed to the Company,
     (ii) a published ruling of the Internal Revenue Service or (iii) a change in the applicable federal income tax law (including regulations) after the date of this Indenture;

          (3) the Company has complied with any other conditions specified pursuant to Section 2.01 to be applicable to the legal defeasance of Securities of such series pursuant to this Section 8.01(c); and

          (4) the Company has delivered to the Trustee a Company Request requesting such legal defeasance of the Securities of such series and an Officers' Certificate stating that all conditions precedent to with respect to such legal defeasance of the Securities of such series have been complied with, together with an Opinion of Counsel to the same effect.

     In such event, the Company will be discharged from its obligations under this Indenture and the Securities of such series to pay principal of, premium (if any) and interest on, and Additional Amounts with respect to, Securities of such series, the Company's obligations under Sections 4.01, 4.02 and 5.01 shall terminate with respect to such Securities, and the entire indebtedness of the Company evidenced by such Securities shall be deemed paid and discharged.

     (d) If and to the extent additional or alternative means of satisfaction, discharge or defeasance of Securities of a series are specified to be applicable to such series as contemplated by Section 2.01, the Company may terminate any or all of its obligations under this Indenture with respect to Securities of a series and any or all of its obligations under the Securities of such series if it fulfills such other means of satisfaction and discharge as may be so specified, as contemplated by Section 2.01, to be applicable to the Securities of such series.

     (e)  If Securities of any series subject to subsections (a), (b), (c) or
(d) of this Section 8.01 are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory or optional sinking fund provisions, the terms of the applicable trust arrangement shall provide for such redemption, and the Company shall make such arrangements as are reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

SECTION 8.02   Application of Trust Money.

     The Trustee or a trustee satisfactory to the Trustee and the Company shall hold in trust money or U.S. Government Obligations deposited with it pursuant to
Section 8.01 hereof. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series with respect to which the deposit was made. Money and securities held in trust are not subject to Article X.

SECTION 8.03   Repayment to Company.

     The Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or U.S. Government Obligations (or proceeds therefrom) held by them at any time upon the written request of the Company.

     Subject to the requirements of any applicable abandoned property laws, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal, premium (if any), interest or any Additional Amounts that remains unclaimed for two years after the date upon which such payment shall have become due. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and the Paying Agent with respect to such money shall cease.

SECTION 8.04   Reinstatement.

     If the Trustee or the Paying Agent is unable to apply any money or U.S. Government Obligations deposited with respect to Securities of any series in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture with respect to the Securities of such series and under the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 hereof until such time as the Trustee or the Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.01; provided, however, that if the Company has made any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or the Paying Agent.

                                   ARTICLE IX
                     SUPPLEMENTAL INDENTURES AND AMENDMENTS

SECTION 9.01   Without Consent of Holders.

     The Company and the Trustee may amend or supplement this Indenture or the Securities or waive any provision hereof or thereof without the consent of any
Holder:

          (1)  to cure any ambiguity, omission, defect or inconsistency;

          (2)  to comply with Section 5.01;

          (3) to provide for uncertificated Securities in addition to or in place of certificated Securities, or to provide for the issuance of bearer Securities (with or without coupons);

          (4) to provide any security for any series of Securities or to add guarantees of any series of Securities;

          (5) to comply with any requirement in order to effect or maintain the qualification of this Indenture under the TIA;

          (6) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company;

          (7) to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all series of Securities, specifying the series to which such Event of Default is applicable);

          (8) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no outstanding Security of any series created prior to the execution of such amendment or supplemental indenture that is adversely affected in any material respect by such change in or elimination of such provision;

          (9) to establish the form or terms of Securities of any series as permitted by Section 2.01;

          (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Section 8.01; provided, however, that any such action shall not adversely affect the interest of the Holders of Securities of such series or any other series of Securities in any material respect; or

          (11) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.08.

     Upon the request of the Company, accompanied by a Board Resolution, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and make any further appropriate agreements and stipulations that may be therein contained.


SECTION 9.02   With Consent of Holders.

     Except as provided below in this Section 9.02, the Company and the Trustee may amend or supplement this Indenture with the written consent (including consents obtained in connection with a tender offer or exchange offer for Securities of any one or more series or all series or a solicitation of consents in respect of Securities of any one or more series or all series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of each such series (but the terms of such offer or solicitation may vary from series to series)) of the Holders of at least a majority in principal amount of the then outstanding Securities of all series affected by such amendment or supplement (acting as one class).

     Upon the request of the Company, accompanied by a Board Resolution, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall join with the Company in the execution of such amendment or supplemental indenture.

     It shall not be necessary for the consent of the Holders under this Section
9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     The Holders of a majority in principal amount of the then outstanding Securities of one or more series or of all series may waive compliance in a particular instance by the Company with any provision of this Indenture with respect to Securities of such series (including waivers obtained in connection with a tender offer or exchange offer for Securities of such series or a solicitation of consents in respect of Securities of such series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of such series (but the terms of such offer or solicitation may vary from series to series)).

     However, without the consent of each Holder affected, an amendment, supplement or waiver under this Section 9.02 may not:

          (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

          (2) reduce the rate of or change the time for payment of interest, including default interest, on any Security;

          (3) reduce the principal of or premium on, or change the Stated Maturity of, any Security;

          (4) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed;

          (5) change any obligation of the Company to pay Additional Amounts with respect to any Security;

          (6) change the coin or currency or currencies (including composite currencies) in which any Security or any premium, interest or Additional Amounts with respect thereto are payable;

          (7) impair the right to institute suit for the enforcement of any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Security pursuant to Sections 6.07 and 6.08, except as limited by Section 6.06;

          (8) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of this Indenture pursuant to Section 6.04 or 6.07 or make any change in this sentence of Section 9.02;

          (9) modify the provisions of this Indenture with respect to the subordination of any Security in a manner adverse to the Holder thereof; or

          (10) waive a continuing Default or Event of Default in the payment of principal of, premium (if any) or interest on or Additional Amounts with respect to the Securities.

     An amendment under this Section may not make any change that adversely affects the rights under Article X of any holder of an issue of Senior Indebtedness unless the holders of the issue pursuant to its terms consent to the change.

     A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Company in a notice furnished to Holders in accordance with the terms of this Indenture.

     After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

SECTION 9.03   Compliance with Trust Indenture Act.

     Every amendment or supplement to this Indenture or the Securities shall comply in form and substance with the TIA as then in effect.

SECTION 9.04   Revocation and Effect of Consents.

     Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his or her Security or portion of a Security if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

     The Company may, but shall not be obligated to, fix a record date (which need not comply with Section 316(c) of the TIA) for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver or to take any other action under this Indenture. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

     After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it is of the type described in any of clauses (1) through
(10) of Section 9.02 hereof. In such case, the amendment, supplement or waiver shall bind each Holder who has consented to it and every subsequent Holder that evidences the same debt as the consenting Holder's Security.

SECTION 9.05   Notation on or Exchange of Securities.

     If an amendment or supplement changes the terms of an outstanding Security, the Company may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security at the request of the Company regarding the changed terms and return it to the Holder. Alternatively, if the Company so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment or supplement.

     Securities of any series authenticated and delivered after the execution of any amendment or supplement may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment or supplement.

SECTION 9.06   Trustee to Sign Amendments, etc.

     The Trustee shall sign any amendment or supplement authorized pursuant to this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment or supplement, the Trustee shall be entitled to receive, and, subject to Section 7.01 hereof, shall be fully protected in relying upon, an Opinion of Counsel provided at the expense of the Company as conclusive evidence that such amendment or supplement is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

                                   ARTICLE X
                                 SUBORDINATION

SECTION 10.01   Securities Subordinated to Senior Indebtedness.

     The Company and each Holder of a Security, by his acceptance thereof, agree that (a) the payment of the principal of, premium (if any) and interest on and any Additional

Amounts with respect to each and all the Securities and (b) any other payment in respect of the Securities, including on account of the acquisition or redemption of Securities by the Company, is subordinated, to the extent and in the manner provided in this Article X, to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter created, incurred, assumed or guaranteed, and that these subordination provisions are for the benefit of the holders of Senior Indebtedness.

     This Article X shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

SECTION 10.02  No Payment on Securities in Certain Circumstances.

     (a) Unless otherwise specified with respect to Securities of a series as contemplated by Section 2.01, no payment shall be made by or on behalf of the Company on account of the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of any series or to acquire any of such Securities (including any repurchases of such Securities pursuant to the provisions thereof at the option of the Holder of such Securities) for cash or property (other than Junior securities of the Company), or on account of any redemption provisions of such Securities, in the event of default in payment of any principal of, premium (if any) or interest on any Senior Indebtedness of the Company when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise (a "Payment Default"), unless and until such Payment Default has been cured or waived or otherwise has ceased to exist.

     (b) Unless otherwise specified with respect to Securities of a series as contemplated by Section 2.01, no payment shall be made by or on behalf of the Company on account of the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of any series or to acquire any of such Securities (including any repurchases of such Securities pursuant to the provisions thereof at the option of the Holder of such Securities) for cash or property (other than Junior securities of the Company), or on account of the redemption provisions of such Securities, in the event of any event of default (other than a Payment Default) with respect to any Designated Senior Indebtedness permitting the holders of such Designated Senior Indebtedness (or a trustee or other representative on behalf of the holders thereof) to declare such Designated Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, upon written notice thereof to the Company and the Trustee by any holders of Designated Senior Indebtedness (or a trustee or other representative on behalf of the holders thereof) (the "Payment Notice"), unless and until such event of default shall have been cured or waived or otherwise has ceased to exist; provided, that such payments may not be prevented pursuant to this Section 10.02(b) for more than 179 days after an applicable Payment Notice has been received by the Trustee unless the Designated Senior Indebtedness in respect of which such event of default exists has been declared due and payable in its entirety, in which case no such payment may be made until such acceleration has been rescinded or annulled or such Designated Senior Indebtedness has been paid in full. Unless otherwise specified with respect to Securities of a series as contemplated by Section 2.01, no event of default that existed or was continuing on the date of any Payment Notice (whether or not such event of default is on the same issue of Designated Senior Indebtedness) may be made the basis for the giving of a second Payment Notice, and only one such Payment Notice may be given in any 365-day period.

     (c) In furtherance of the provisions of Section 10.01, in the event that, notwithstanding the foregoing provisions of this Section 10.02, any payment or distribution of assets of the Company (other than Junior securities of the Company) shall be received by the Trustee or the Holders of Securities of any series at a time when such payment or distribution was prohibited by the provisions of this Section 10.02, then, unless such payment or distribution is no longer prohibited by this Section 10.02, such payment or distribution (subject to the provisions of Section 10.07) shall be received and held in trust by the Trustee or such Holder or Paying Agent for the benefit of the holders of Senior Indebtedness of the Company, and shall be paid or delivered by the Trustee or such Holders or such Paying Agent, as the case may be, to the holders of Senior Indebtedness of the Company remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness of the Company may have been issued, ratably, according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness of the Company held or represented by each, for application to the payment of all Senior Indebtedness in full after giving effect to all concurrent payments and distributions to or for the holders of such Senior Indebtedness.

SECTION 10.03 Securities Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization.

     Upon any distribution of assets of the Company or upon any dissolution, winding up, total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or similar proceeding or upon assignment for the benefit of creditors:

     (a) the holders of all Senior Indebtedness of the Company shall first be entitled to receive payments in full before the Holders of Securities of any series are entitled to receive any payment on account of the principal of, premium (if any) or interest on or any Additional Amounts with respect to such Securities (other than Junior Securities of the Company);

     (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Junior securities of the Company), to which the Holders of Securities of any series or the Trustee on behalf of such Holders would be entitled, except for the provisions of this
Article X, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution directly to the holders of such Senior Indebtedness or their representative, ratably according to the respective amounts of Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all such Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions to the holders of such Senior Indebtedness; and

     (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Junior securities of the Company), shall be received by the Trustee or the Holders of Securities of any series or any Paying Agent (or, if the Company or any Affiliate of the Company is acting as its own Paying Agent, money for any such payment or distribution shall be segregated or held in trust) on account of the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of such series before all Senior Indebtedness of the Company is paid in full, such payment or distribution (subject to the provisions of Section 10.07) shall be received and held in trust by the Trustee or such Holder or Paying Agent for the benefit of the holders of such Senior Indebtedness, or their respective representatives, ratably according to the respective amounts of such Senior Indebtedness held or represented by each, to the extent necessary to make payment as provided herein of all such Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions and all provisions therefor to or for the holders of such Senior Indebtedness, but only to the extent that as to any holder of such Senior Indebtedness, as promptly as practical following notice from the Trustee to the holders of such Senior Indebtedness that such prohibited payment has been received by the Trustee, Holder(s) or Paying Agent (or has been segregated as provided above), such holder (or a representative therefor) notifies the Trustee of the amounts then due and owing on such Senior Indebtedness, if any, held by such holder and only the amounts specified in such notices to the Trustee shall be paid to the holders of such Senior Indebtedness.

SECTION 10.04   Subrogation to Rights of Holders of Senior Indebtedness.

     Subject to the payment in full of all Senior Indebtedness of the Company as provided herein, the Holders of the Securities shall be subrogated (to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article) to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full. For the purpose of such subrogation, no such payments or distributions to the holders of such Senior Indebtedness by the Company, or by or on behalf of the Holders of the Securities by virtue of this Article X, which otherwise would have been made to such Holders shall, as between the Company and such Holders, be deemed to be payment by the Company or on account of such Senior Indebtedness, it being understood that the provisions of this Article X are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of such Senior Indebtedness, on the other hand.

     If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article X shall have been applied, pursuant to the provisions of this Article X, to the payment of amounts payable under Senior Indebtedness of the Company, then such Holders shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Indebtedness in full.

SECTION 10.05   Obligations of the Company Unconditional.

     Nothing contained in this Article X or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company and the Holders of the Securities of any series, the obligation of the Company, which is absolute and unconditional, to pay to such Holders the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of such series as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of such Holders and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article X, of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Notwithstanding anything to the contrary in this Article X or elsewhere in this Indenture or in the Securities, upon any distribution of assets of the Company referred to in this Article X, the Trustee, subject to the provisions of Sections 7.01 and 7.02, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to such Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article X so long as such court has been apprised of the provisions of, or the order, decree or certificate makes reference to, the provisions of this Article X.

SECTION 10.06 Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice.

     The Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee unless and until a Responsible Officer of the Trustee or any Paying Agent shall have received, no later than two Business Days prior to such payment, written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any representative therefor and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 7.01 and 7.02, shall be entitled in all respects conclusively to assume that no such fact exists.

SECTION 10.07   Application by Trustee of Amounts Deposited with It.

     Amounts deposited in trust with the Trustee pursuant to and in accordance with Article VIII shall be for the sole benefit of Holders of the Securities of series for the benefit of which such amounts were deposited, and, to the extent allocated for the payment of Securities of such series, shall not be subject to the subordination provisions of this Article X. Otherwise, any deposit of assets with the Trustee or the Paying Agent (whether or not in trust) for the payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Securities shall be subject to the provisions of Sections 10.01, 10.02, 10.03 and 10.04; provided that if prior to two Business Days preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including without limitation, the payment

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
of either principal of, premium (if any) or interest on or any Additional Amounts with respect to any Security), the Trustee or such Paying Agent shall not have received with respect to such assets the written notice provided for in
Section 10.06, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary that may be received by it on or after such date; and provided further that nothing contained in this Article X shall prevent the Company from making, or the Trustee from receiving or applying, any payment in connection with the redemption of Securities if the first publication of notice of such redemption (whether by mail or otherwise in accordance with this Indenture) has been made, and the Trustee has received such payment from the Company, prior to the occurrence of any of the contingencies specified in Section 10.02 or 10.03.

SECTION 10.08 Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness.

     No right of any present or future holders of any Senior Indebtedness to enforce subordination provisions contained in this Article X shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders of the Securities.

SECTION 10.09   Trustee to Effectuate Subordination of Securities.

     Each Holder of a Security by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provisions contained in this Article X and to protect the rights of the Holders of the Securities pursuant to this Indenture, and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors of the Company), the filing of a claim for the unpaid balance of his Securities in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Senior Indebtedness or their representative is hereby authorized to have the right to file and is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Indebtedness or their representative to authorize or consent to or accept or adopt on behalf of any Holder of Securities any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Indebtedness or their representative to vote in respect of the claim of any Holder of the Securities in any such proceeding.

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
SECTION 10.10   Right of Trustee to Hold Senior Indebtedness.

     The Trustee in its individual capacity shall be entitled to all of the rights set forth in this Article X in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

SECTION 10.11   Article X Not to Prevent Events of Default.

     The failure to make a payment on account of principal of or premium (if any) or interest on the Securities by reason of any provision of this Article X shall not be construed as preventing the occurrence of a Default or an Event of Default under Section 6.01 or in any way prevent the Holders of the Securities from exercising any right hereunder other than the right to receive payment on the Securities.

SECTION 10.12   No Fiduciary Duty of Trustee to Holders of Senior Indebtedness.

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders (other than for its willful misconduct or negligence) if it shall in good faith mistakenly pay over or distribute to the Holders of the Securities or the Company or any other Person, cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article X or otherwise. Nothing in this
Section 10.12 shall affect the obligation of any other such Person to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Indebtedness or their representative.

SECTION 10.13   Article Applicable to Paying Agent.

     In case at any time any Payment Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article X shall in such case (unless the context shall otherwise require) be construed as extending to and including such Payment Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that this Section 10.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                                   ARTICLE XI
                                 MISCELLANEOUS

SECTION 11.01   Trust Indenture Act Controls.

     If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA (section) 318(c), the imposed duties shall control.

SECTION 11.02   Notices.

     Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified,

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
return receipt requested), telex, facsimile or overnight air courier guaranteeing next day delivery, to the other's address:

     If to the Company:

     Pogo Producing Company
     5 Greenway Plaza, Suite 2700
     Houston, Texas  77046
     Attention:  Gerald A. Morton, Vice President-Law and Corporate Secretary

     If to the Trustee:

     The Bank of New York
     101 Barclay Street
     Attention:  Corporate Trust Administration -- 21st Floor
     New York, New York  10286

     The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

     All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     Any notice or communication to a Holder shall be mailed by first-class mail, postage prepaid, to the Holder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it, except in the case of notice to the Trustee, it is duly given only when received.

     If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

     All notices or communications, including without limitation notices to the Trustee or the Company by Holders, shall be in writing, except as otherwise set forth herein.

     In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

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

SECTION 11.03   Communication by Holders with Other Holders.

     Holders may communicate pursuant to TIA (section) 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA (section) 312(c).

SECTION 11.04   Certificate and Opinion as to Conditions Precedent.

     Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee at the expense of the Company:

          (1) an Officers' Certificate (which shall include the statements set forth in Section 11.05) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

SECTION 11.05   Statements Required in Certificate or Opinion.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA (section) 314(a)(4)) shall comply with the provisions of TIA (section) 314(e) and shall include:

          (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

SECTION 11.06   Rules by Trustee and Agents.

     The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or the Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.07   Legal Holidays.

     If a payment date is a Legal Holiday at a Place of Payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 11.08   No Recourse Against Others.

     A director, officer, employee, stockholder, partner or other owner of the Company or the Trustee, as such, shall not have any liability for any obligations of the Company under the Securities or for any obligations of the Company or the Trustee under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release shall be part of the consideration for the issue of Securities.

SECTION 11.09   Governing Law.

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 11.10   No Adverse Interpretation of Other Agreements.

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any other Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.11   Successors.

     All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 11.12   Severability.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall, to the fullest extent permitted by applicable law, not in any way be affected or impaired thereby.

SECTION 11.13   Counterpart Originals.

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.


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

SECTION 11.14   Table of Contents, Headings, etc.

     The table of contents, cross-reference table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                        POGO PRODUCING COMPANY


                                        By:____________________________________

                                        Name:__________________________________

                                        Title:_________________________________


                                        THE BANK OF NEW YORK,
                                        as Trustee


                                        By:____________________________________

                                        Name:__________________________________

                                        Title:_________________________________


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